UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2005

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-228-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K dated April 15, 2005, Bancinsurance Corporation (the "Company") entered into an Undertaking Agreement (the "Original Undertaking Agreement") with Sally J. Cress, former Secretary and Treasurer of the Company. Pursuant to the Original Undertaking Agreement, the Company agreed to advance to Sally J. Cress such legal fees and expenses (not to exceed $17,500 without the approval of the Company's disinterested directors) as are actually and reasonably incurred by her in connection with the Company's Audit Committee's investigation (the "Audit Committee Investigation") relating to Ernst & Young LLP's withdrawal of its audit reports for the years 2001 through 2003 for the Company. On October 17, 2005, the Company and Sally J. Cress entered into a First Amendment to Undertaking Agreement (the "First Amendment") which amended the Original Undertaking Agreement to (a) encompass legal fees and expenses incurred by her in connection with the Audit Committee Investigation and the previously disclosed Securities and Exchange Commission Investigation relating to the Company and (b) increase the maximum amount that may be advanced to her under the Original Undertaking Agreement from $17,500 to $35,000. A copy of the First Amendment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On October 17, 2005, the Compensation Committee of the Board of Directors (the "Board") of the Company recommended to the Board and the Board approved an increase in the maximum compensation payable to the Chairman of the Audit Committee (the "Audit Committee Chairman") for his service on the Board and any of its committees during fiscal year 2005 from $30,000 to $40,000. The Board did not otherwise change the compensation payable to the Audit Committee, the Audit Committee Chairman or the non-employee directors of the Company as previously disclosed in a Form 8-K dated March 9, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 First Amendment to Undertaking Agreement dated October 17, 2005 between Bancinsurance Corporation and Sally J. Cress.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

October 21, 2005	By:	John S. Sokol

Name: John S. Sokol
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	First Amendment to Undertaking Agreement dated October 17, 2005 between Bancinsurance Corporation and Sally J. Cress.